Exhibit 99.1

Hertz International – Selected Materials 27 November 2020

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Hertz International “Managed by HHN” Financials (FY19) Revenue: $1,929m EBITDA: $137m EuropeAPAC Fleet Metrics Avg. Vehicles: 135,277 Utilisation: 77.1% Fleet Metrics Avg. Vehicles: 25,105 Utilisation: 72.3% ■ Our footprint is extensive with over 1,022 sites (exc. Franchise) across Europe consisting of 487 corporate & 535 agency locations, with total headcount of 4,700

Forecast Three Year Plan

International Business Plan: FY21-FY23

USDm	FY18 Act.	FY19 Act.	FY20 (5+7)	FY21 F'Cast	FY22 F'Cast	FY23 F'Cast
Revenue	**1,576**	**1,561**	**705**	**1,178**	**1,366**	**1,488**
Fleet Costs	(627)	(635)	(430)	(438)	(493)	(529)
Implied Fleet Gross Profit	**950**	**927**	**276**	**740**	**872**	**959**
Operating Costs	**(864)**	(875)	(594)	(650)	(717)	(775)
Operating Profit	**86**	**51**	**(319)**	**90**	**156**	**184**
Other Income / Expense	(11)	(16)	(16)	(15)	(17)	(18)
Restructuring & Non-Fleet Dep/Int.	61	41	38	35	38	42
Adjusted Corporate EBITDA	**136**	**76**	**(297)**	**110**	**177**	**208**
Less: One-offs	(50)	(15)	(3)	-	-	-
Less: Franchisee	(68)	(66)	(30)	(56)	(60)	(65)
Europe Adj. Corporate EBITDA	**18**	**(5)**	**(330)**	**54**	**116**	**143**
Add: APAC	38	29	(29)	7	24	31
LFL Adjusted Corporate EBITDA	**56**	**24**	**(358)**	**61**	**141**	**174**
KPIs						
Operating Margin	*5.4%*	*3.3%*	*(45.2%)*	*7.6%*	*11.4%*	*12.3%*
EBITDA Margin	*8.6%*	*4.9%*	*(42.1%)*	*9.3%*	*12.9%*	*14.0%*
LFL Adjusted Corp. EBITDA Margin	*6.0%*	*3.4%*	*(54.9%)*	*5.7%*	*12.1%*	*13.8%*
Average Vehicles (k)	*n.a*	*133*	*84*	*98*	*113*	*119*

European Cashflows: FY21-FY23

USDm	FY18 Act.	FY19 Act.	FY20 (5+7)	FY21 F'Cast	FY22 F'Cast	FY23 F'Cast
Adjusted Corporate EBITDA	18	(5)	(330)	54	116	143
Operating Cash Flow	317	265	(108)	252	303	372
Other Corporate Cashflows	(378)	(406)	936	(785)	(577)	(475)
Free Corporate Cash Flow	**(43)**	**(146)**	**499**	**(480)**	**(158)**	**40**
Other Non-Regional Cashflows	64	(2)	26	23	23	23
Debt, Intercompany, Tax and other	101	184	(622)	278	97	6
Europe Net Cashflow	**122**	**35**	**(97)**	**(180)**	**(38)**	**69**
APAC Liquidity Support	-	-	-	-	-	-
Hertz International Net Cashflow	**122**	**35**	**(97)**	**(180)**	**(38)**	**69**

- The business plan illustrates a route to $170m+ corporate EBITDA by 2023.
- Adjusted Corporate EBITDA in all years (reported and forecast) includes bond interest (c.$41m p.a., except for FY18 which also included c.$21m of additional redemption and other fees) and fleet interest from the ABS and UK Financing facilities.
- Cost reductions and other initiatives are material to the projected EBITDA: FY21: +$91m; FY22: +$103m; and FY23: +$103m.
- We have forecast one-off implementation costs to deliver the turnaround plan of c.$64m.
- Certain historical EBITDA derived from franchisees is generated for entities outside HHN as franchises are contractually obliged to pay the US brand owner (Hertz International Limited).
- June/July/August 2020 trading data suggests that we are outperforming our forecast with overperformance in these months against the FY20 (5+7) forecast totalling $16m in revenue and $36m in EBITDA.
- APAC forecast to contribute c.$31m of EBITDA in FY23 (in line with FY19 levels).

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Cost Reduction Margin EnhancementTargeted New Business EBITDA Impact ($m) EBITDA Impact ($m) EBITDA Impact ($m) ▪The current savings plan has identified run-rate savings (in FY22) of c.$93m across both regions and central function ▪The run rate savings include c. $58m productivity savings in country, $47m of savings in central functions offset by c.$12m to include risk contingency, and other potential mitigations required to achieve the cost savings ▪Margin enhancement opportunities expected to achieve a c.$7m run-rate uplift. ▪The savings relate to under performing and loss making corporate accounts that are being targeted for re-negotiation. ▪Targeted new business opportunities are expected to grow to $5.5m in FY23. These include: ▪HAS (“Hertz Accident Support”) entering the medium/large insurance partnership market ($2.8m by FY23). ▪Expansion through existing partner base and dedicated marketing resources for Hertz 24.7 ($2.7m by FY23).

Summary Europe Performance Improvement USDm Act. Act. FY18FY19 F'CastF'CastF'CastF'Cast 5+7FY21FY22FY23 Fleet Carrying Costs Fleet Related Costs Transaction Variable Opex Opex, SG&A and other, facility cost Commissions Technology / IT 406406 220229 245256 549549 5854 1217 289283322344 141154171185 136191225242 414406430465 23424954 21111314 Total Cost Base 14911510 1024108812101304 Commission % of Revenue3.7%3.4%3.3%3.6%3.6%3.6% savings of $7m through renegotiations of loss making and low margin corporate accounts. ■ Two targeted new business opportunities in the UK requiring limited up-front costs to generate a combined c.$5m of EBITDA (and additional $39m of revenue) by FY23.

APAC Revenue & Adjusted Corporate EBITDA: FY21-FY23 323336 245 F 3829 184 7 2430 (29) FY18FY19FY20 (5+7)FY21FFY22FFY23 Revenue ($m) Adjusted Corporate EBITDA ($m) APAC Cashflows: FY21-FY23 9379 24 423329 8186 25 4 (2) 3 (6) (15) (25) 818 400 300 200 100 - 60 40 20 - (20) (40) (98) FY18FY19FY20 (5+7)FY21FFY22FFY23F Operating CashflowsFree Corporate Cashflows (excl. financing)Net Cashflow (inc. financing ■ The APAC business (Australia and New Zealand) reported a $3m closing cash balance as at 31 December 2019.

Peak Funding Requirement USDm Sep-21 Sep-22 Sep-23 Corporate Investment in ABS Equity (185) (243) (264) Corporate Investment in Italian Fleet (221) (302) (350) Corporate Investment in Belgium Fleet (12) (24) (30) Corporate Investment in Fleet (418) (569) (644) Other Corporate 78 151 326 Total Liquidity Requirements (340) (418) (318) ■ Italian, Belgian fleet and ABS equity could provide collateral to support $430m-$570m new money to the business during seasonal peaks Note1: Prior to operational liquidity Peak Facility Financing RequirementsItalian, Belgian and ABS Equity Borrowing Base Peak ABS Financing 865 975 1007 Peak Lombard (UK) Financing 260 260 298 USDm FY21 FY22 FY23 Forecast High 430 540 570 Forecast Low 170 240 262 Note1: ABS Financing in excess of current limits by c.$195m in FY21

■ The business has recently assessed the potential impact on recent adverse Covid headwinds on its FY21 projections. ■ Two downside scenarios to the August 2020 Business plan have been modelled (‘Moderate’ and ‘Severe’) ■ The resulting output under both scenarios is: — A slower FY21 revenue recovery vs. FY19; — Reduced FY21 EBITDA from lower revenue and mix changes (but an assumed return to traditional revenue mix from FY22); and — Reduced funding requirement in FY21 (fleet driven) but with a higher FY22 and FY23 funding requirement due to increased FY21 operational cash burn. ■ The FY21 revenue recovery relative to FY19 under each scenario is: — Business Plan (August): 75% of FY19 — Moderate Downside: 58% of FY19 — Severe Downside: 49% of FY19 ■ We have largely retained our FY22 / FY23 forecasts, updating for the latest cost initiative information and the flow through impact of revised fleet and WCAP balances from the reforecast FY21.

Moderate Downside Scenario

Moderate Downside Scenario

- The Moderate Downside assumes that:
  - Lower potential FY21 activity levels in light of the Covid second wave and a resulting mix change toward more stable volume segments (reduced Leisure, partial offset from Commercial, Vans);
  - Constraint of UK fleet and Italian seasonal in-fleeting to mitigate overall funding requirements; and
  - Incorporating updates (e.g. quantum / phasing of cost initiatives) and other items previously presented as overlays to the business plan.
- The impact of the illustrative Moderate Downside scenario is to:
  - Reduce FY21 revenue by $271m (c.58% of FY19); and
  - Reduce FY21 EBITDA by $70m in FY21 with further reductions of c.$25m in FY22 and FY23.
- Peak corporate funding (including operational headroom of €50m) in September FY21 improves by €104m, however higher operational cash burn results in an increased funding requirement in FY22 and FY23.
- ABS requirements similarly reduce by c.€110m in FY21, whilst peak Lombard positions are generally lower compared to the August Business Plan.

Key Financial Information ($)

USDm	FY21	FY22	FY23
Revenue			
Business Plan	1,178	1,366	1,488
Moderate Downside Scenario	907	1,270	1,374
EBITDA			
Business Plan	54	116	143
Moderate Downside Scenario	(16)	90	118

Financing Requirements (€)

EURm	Sep-21	Sep-22	Sep-23
Corporate Liquidity			
Business Plan	(354)	(424)	(335)
Moderate Downside Scenario	(250)	(442)	(457)

Note: Includes €50m of operational headroom and foreign exchange rate of USD:EUR of 1.1176

Italian, Belgian and ABS Equity Borrowing Base[1] (€)

EURm	FY21	FY22	FY23
Borrowing Base			
Forecast High	250	390	435
Forecast Low	155	150	185

Note: Foreign exchange rate of USD:EUR of 1.1176.

Note 1: Italian and Belgium Assets as at 16th of October are €203m

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Severe Downside Scenario

Severe Downside Scenario

- The Severe Downside assumes that:
  - Further revenue reductions incremental to the Moderate Downside resulting in total revenue being 49% of FY19 in FY21 (no additional changes to FY22 and FY23); and
  - Soften the quarter-on-quarter recovery based on the following approximate levels: Q1: 40% of FY19, Q2: 45% of FY19, Q3: 50% of FY19 and Q4: 60% of FY19.
- The impact of the illustrative Severe Downside scenario (relative to the Moderate Downside scenario) is to:
  - Reduce EBITDA by $32m in FY21 (no material change in FY22 and FY23); and
  - Reduce net cash flow (including debt movements) by $52m from FY21-23 with reduced fleet outflows in FY21 largely offsetting the EBITDA decline (but not from FY22 onward as the fleet benefit unwinds).
- Peak corporate funding (including operational headroom of €50m) in September FY21 improves by c.€40m, however higher FY21 operational cash burn results in a higher funding requirement of c.€47m in FY22 and FY23.
- When compared to the Moderate Downside scenario, ABS requirements reduce by a further c.€145m in FY21 only, no change to Lombard.

Key Financial Information ($)

USDm	FY21	FY22	FY23
Revenue			
Business Plan	1,178	1,366	1,488
Moderate Downside Scenario	907	1,270	1,374
Severe Downside Scenario	769	1,270	1,374
EBITDA			
Business Plan	54	116	143
Moderate Downside Scenario	(16)	90	118
Severe Downside Scenario	(48)	90	119

Financing Requirements (€)

EURm	Sep-21	Sep-22	Sep-23
Business Plan	(354)	(424)	(335)
Moderate Downside Scenario	(250)	(442)	(457)
Severe Downside Scenario	(211)	(489)	(504)

Note: Includes €50m of operational headroom and foreign exchange rate of USD:EUR of 1.1176

Fleet

Avg. Vehicles	FY21	FY22	FY23
Moderate	81	101	106
Severe	70	101	106

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Liquidation Analysis

Overview

- Liquidation analyses have been produced which reflect a theoretical scenario of group-wide liquidation of HHN and its subsidiaries (excluding Canadian entities) and Hertz Asia Pacific (including New Zealand Holdings Limited and its subsidiaries) (the 'International Group'), via uncoordinated / uncontrolled insolvencies in the event a consensual restructuring is unsuccessful. All US / Canadian / Puerto Rican / Brazilian entities within the Group are excluded.
- In this scenario, without access to central funding, branding and support as well as access to the vehicle fleet (where secured to the ABS lenders), Opcos are assumed to immediately cease trading, with the exception of Germany (assumed to trade for a further two months). All assets would be liquidated, with Low and High Cases created to reflect a potential range of recoveries given the uncertainty in coordinating / monetising assets.
- This analysis represents a point in time illustration (31 May 2020) of an inherently uncertain scenario with a number of simplifying and subjective assumptions. A further analysis for September has been created based on forecast values, with only certain key balances updated. This is for directional guidance only.

Illustrative Notes Recoveries

- The table below illustrates indicative ranges of recoveries to noteholders based on the May and September illustrative analyses.
- It is estimated that recoveries for certain stakeholders will deteriorate between May and September as the International Group continues to undertake large scale de-fleeting, with the cash generated in this period being utilised by the International Group to support trading and amortise secured facilities (UK Lease Financing and ABS) that have stepped down in this period.

	May		September Illustrative	
% Recovery	Low Case	High Case	Low Case	High Case
2023 Notes	26%	48%	17%	44%
2021 Notes	26%	48%	17%	44%

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Sources of Value and Recovery Drivers (NB: all figures as at 31 May 2020) ■ The Principal source of value is fleet vehicles ($1.6bn), realised over a 4-6 month period with recoveries varying according to either buy-back or “risk” arrangements. The vast majority of vehicles are secured under an ABS save for Italy / Belgium. ■ Receivables associated with vehicle disposals ($352m) and customer receivables from delivered corporate rentals ($117m) are a ssumed to be largely collectible as limited grounds for set-off are assumed. ■ Cash is the key variant between Low and High Case scenarios. Unrestricted cash of $226m is available for creditors in the Hig h Case scenario, comprising 13% of total recoveries. In the Low Case, cash is assumed to be nil, reflecting future uncertainty over the amount and location of cash in the event of any insolvency filing. Realisations by Asset Type - High Case, May 2020 Fleet Customer Cash and Cash Total $m Fleet, Net Receivables Receivables Equivalents Other Assets Realisations Fleet Recoveries ■ With over 113,000 vehicles across 18 entities in 9 countries, identifying, locating, collecting and monetising the Fleet would be challenging. The volume of vehicles poses significant challenges to the Liquidation Agents / IPs, particularly around the ide ntification, location and collection of vehicles. ■ The material risk to recoveries is the scale of the de-fleeting in 4-6 month period as part of a group wide liquidation, creating over supply in the market and depressing resale values. Buyback vehicles are assumed to largely retain their value whilst risk vehicle re-sale values are discounted at a higher rate (following discussions with members of the management team and consideration of the market) t o reflect market saturation risk and depreciation during the disposal period. ■ Overall, vehicles are assumed to be realised for 66% of value in the High Case, representing depreciation discounts, ROT clai ms, potential damage as well as the collection and monetisation difficulties discussed above.

Appendices

Appendix A: International Business Short-term Cashflow Forecast International 13 Week STCFF 13 November 2020 to 5 February 2021 (€ in millions) Total 13 wks Beginning Cash as at 13-Nov-20 (excl. cash in local entities) Receipts Non-fleet Disbursements 210 171 (292) Net Total Receipts & Disbursements Net Fleet Activity Other Cashflows (121) 17 (19) Total Net Cashflows (123) Ending Cash Balance 5-Feb-21 (excl. cash in local entities) 87 ■ Controlled de-fleeting reduces ABS exposure through Q4 and Jan-21: ■ Nov-20: €247m; ■ Dec-20: €201m; and Total Liquidity post FX104 ■ Jan-21: €185m 15

IApex EUR 400,000 EileoSAS Hertz Holdings Netherlands B.v. EUR - HCMSRL EUR - Hertz Accident Support Ltd GBP Hertz Australia Ptv. Limtted AUD 75,000,000 Hertz Automobielen Netherlands BV EUR 152 587 407 Hertz Autopozicovna s.r.o. EUR - Hertz AuiOpU jCOvna S.LO. CZK 52 500 000 Hertz AutovennietullQ GmbH EUR Hertz Belcium BVBA EUR 8 655 008 Hertz Claim Manaqement BV EUR - Hertz Claim Manaoement BVBA EUR 28,381 HERTZ Claim Management GmBh EUR 1,410,210 Hertz Claim Management Limited GBP 103,319 Hertz Claim ManaQement SAS EUR 512,361 Hertz de Espana SL EUR 53,350,519 Hertz Europe Ltd GBP 23.406,389 Hertz Europe Service Centre Ltd (CAD) EUR 29,550,000 Hertz Europe Service Centre Ltd (HS1) EUR 25,672,512 Hertz Finance Centre Ltd. EUR - Hertz Fleet aliana S.R.L. EUR 12,550,746 Hertz France SAS EUR 62,233,328 Hertz Holdincs New Zealand Ltd NZD 20,425,912 Hertz lntennalional Ltd USD 35,000,000 Hertz aliana S.r.l. EUR Hertz Luxemoourc SAR.L. EUR 192,945 Hertz MJnaco SAM EUR - Hertz UK Ltd GBP - Probus nsurance Company Ltd. EUR - Puerto RicanCars nc. USD 8,100,000 EUR - · •1<ro1 Eeo SAS EUR923,490 Hertz Accident Support Lid GBP 4,430.178 Hertz Autovennietung GmbH EUR 45,915.212 Hertz Belaium BVBA EUR 19 332 428 Hertz Claim ManaoemenlBVEUR 129 555 Hertz Claim Management BVBA EUR Hertz Claim Management SL EUR 140,000 Hertz Holdings Hertz de EsJlana SL EUR16.859,669 Netherlands B.V. Hertz Fleet nait ana SRL.EUR 191,312,524 Hertz France SASEUR Hertz aliana S.r.l.EUR 23,520.948 Hertz Luxemboor<lSAR.L.EUR 601,814 Hertz UK Lid GBP 69,387,785 Hertz UK Receivables Limtted GBP 6,118,873 . . 1111=111• -:• - - •l't'J -I .. . Sturrgroep Holland BV EUR 104,580,033 . :1 .·: Sturrgroe.p H.olland BV Hertz .......... CAA AEnTAL ,._,..... CAR RENTAL . # •:;:, DONLEN A Hertz Company16

HIL Income Statement Historical & ForecastHIL Primary activities and functions USDm FY18A FY19A FY20F FY21F FY22F FY23F HIL Franchise income 80 A38 53 74 81 HIL Assessment fees 49 23 30 41 44 Total Revenue 142 128 62 83 115 125 Advertising fund allocation (37) (34) (19) (17) (22) (23) Other expenses, net (9) (8) (5) (6) (7) (8) Total Expenses (46) (42) (24) (23) (29) (31) Dividends - - 31 - - - EBITDA/Pre-tax income 96 87 68 61 87 94 Tax (10) (27) (20) (18) (26) (28) Net income 86 60 47 42 61 66 — Franchisor for overseas franchise arrangement (EMEA, LatAm, Canada, Puerto Rico) (“License Revenue”)) — Mostly brand licencing for EMEA RAC countries (3% royalty fee - “Assessment fees”) (intercompany revenue at a THC level) HIL licence/franchise income FY19 Region USDm EMEA 60.0 LatAm 15.9 ■ Meets the cost of certain European advertising activities performed in Europe on behalf of the global brand (under an Advertising & Marketing Services Agreement between HIL and HEL) (“Advertising Fund Allocation”) ■ Aggregates intercompany charges between THC, Hertz Europe Limited (HEL), Hertz Europe Service Center (HESC), and foreign RACs APAC 3.9 Total 79.8 HIL component of APAC licence fee A — These ultimately net down to an immaterial impact on HIL EBITDA Cash Flow ■ Cash flow projected to be 100% of post tax income

HIL Balance Sheet USDm Dec-19 Jul-20 Cas h 1 14 Receivables 21 13 Intercom pany trade 3,218 3,220 Intercom pany loan 328 363 Inves tm ent in Subs idiaries 96 96 Other as s ets 3 4 GoodWill 2 2 Total assets 3,669 3,713 ■ HIL net assets of $1.6bn comprise primarily a net $1.2bn trade receivable form THC ($3.2bn receivables less $2.0bn payable) and $0.3bn of Intercompany loan. ■ HIL cash-settles all charges and re-charges with HEL, HESC and local RACs on a monthly basis Intercom pany Payables Trade2,0141,974 Intercom pany Payables Loans-35 Taxes(12)(11) Others 21 22 Total Liabilities2,0232,021 Total Equity1,6451,693 ■ Historically, the residual cash in HIL was swept to THC. This is switched off prior to Ch11 filing and has not resumed. Intercompany breakdown USDm (as at Dec-19) Receivables Payables Net position The Hertz Corporation 3,199 (1,999) 1,200 Hertz Europe Lim ited (7) (0) (7) DTG Operations , Inc. 0 (7) (7) Hertz Europe Service Centre Lim it (5) (0) (5) HIRE BERMUDA USD 5 - 5 Hertz France SAS 5 (0) 4 Hertz Autoverm ietung Gm bH 3 (0) 3 Hertz Italiana S.r.l. 3 (0) 3 Executive Ventures , Ltd. - (2) (2) Hertz Aus tralia Pty. Lim ited 3 (0) 2 Others 12 (4) 8 Total 3,218 (2,014) 1,204

Appendix D:
Reconciliation of Segmental Reporting EBITDA to Business Plan

International Segmental reporting

		Adjusted Corporate EBITDA
USDm		FY19
Europe	A	76
APAC	B	38
International Other		33
Total per 10K		**147**

Business Plan: EMEA

USDm		FY19
Adjusted Corporate EBITDA (segment reporting)	A	76
Less: one-offs		(15)
Less: Franchise Income [not contractually in EMEA]		(66)
Other variances		0
LFL Adjusted Corporate EBITDA - Business Plan		**(5)**

Business Plan: APAC

USDm		FY19
Adjusted Corporate EBITDA (segment reporting)	B	38
Less: Other APAC entities		(1)
Less: Franchise Income [not contractually in APAC]		(9)
LFL Adjusted Corporate EBITDA - Business Plan		**29**

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12 3 2 10 FY19 Revenue (USDm) Number of contracts expiring 6 2 4 21 0 2020202120222023Beyond 2023 Year of expiry of which c.70% (by revenue) expires in FY37, c. 30% in FY28